Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2022 Financial Results
Return to double digit revenue growth of 12% year-over-year
New customer additions of approximately 330 this quarter, up 15% year-over-year
Continued strength and momentum of Subscription Services

MOUNTAIN VIEW, Calif., May 26, 2021 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers storage as-a-service in a multi-cloud world, announced financial results for its fiscal first quarter ended May 2, 2021.

“Pure Storage expanded our strong growth trend from last quarter with balanced contributions across all aspects of our business,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “Our growing customer base loves our Modern Data Experience consisting of the industry's most advanced platforms, unique Evergreen and Pure as-a-Service models, with leading reliability and total cost of ownership."

First Quarter Financial Highlights

•Revenue $412.7 million, up 12% year-over-year
•Subscription services revenue $162.8 million, up 35% year-over-year
•GAAP gross margin 68.3%; non-GAAP gross margin 70.5%
•GAAP operating loss $(76.2) million; non-GAAP operating income $0.3 million
•Operating cash flow $21.4 million; free cash flow $(6.4) million
•Total cash and investments $1.2 billion
•Deferred revenue $866.2 million, up 23% year-over-year
•Remaining performance obligations (RPO) exceeding $1.1 billion, up 24% year-over-year

“We are very pleased with the strong start to the year returning to double digit revenue growth,” said Kevan Krysler, CFO, Pure Storage. “Broad-based performance in the quarter included early signs of strength in our commercial business and continuing accelerated momentum of FlashArray//C.”

First Quarter Company Highlights and Achievements

•Industry Accolades: FlashBlade® was named a leader in the GigaOm Radar Report for High-Performance Object Storage and a Gartner Peer Insights Customers’ Choice for Distributed File Systems and Object Storage.

•Purity software enhancements across Pure’s portfolio enable new use cases: Updates to the flagship Purity software for FlashBlade and FlashArrayTM accelerate Windows applications; deliver ransomware protection across file, block, and native cloud-based apps; and make hybrid storage for both departmental and data center workloads obsolete with the FlashArray//C all-QLC platform.

•New Bare Metal as-a-Service solution with Equinix: Pure Storage on Equinix Metal is a full stack, bare metal solution that delivers a unified, connected platform for any stage of an organization's cloud journey.

•Pure Cloud Block Store is now generally available on both AWS and Microsoft Azure: Cloud Block Store eliminates common storage tradeoffs by combining high-performance, efficiency, reliability, and simplicity into a cloud native solution, now available on multiple hyperscalers.

Second Quarter Guidance

Q2 FY22
Revenue	$ 470 Million
Non-GAAP Operating Income	$ 15 Million

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income (loss) to the most directly comparable GAAP measure because certain items that impact this measure are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of this non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the first quarter fiscal 2022 results at 2:00 pm PT today, May 26, 2021. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours of completion of the call. A replay will be available following the call on the Pure Storage Investor Relations website and in addition, for two weeks at (855) 859-2056 (or 404-537-3406 for international callers) with passcode 9699895.

Upcoming Events

Pure is scheduled to participate virtually at the following investor conferences:

William Blair 41st Annual Growth Stock Conference
Date: Tuesday, June 1, 2021
Time: 10:00 am PT
Pure Presenters: Charles Giancarlo, Chairman and CEO and Kevan Krysler, CFO
Pure Participants: Matt Kixmoeller, VP, Strategy and Sanjot Khurana, VP of Investor Relations

Cowen 49th Annual Technology, Media & Telecom Conference
Date: Thursday, June 3, 2021
Pure Participants: Kevan Krysler, CFO, Rob Lee, VP and Chief Architect and Sanjot Khurana, VP of Investor Relations

Bank of America 2021 Global Technology Conference
Date: Tuesday, June 8, 2021
Time: 11:30 am PT
Pure Presenters: Charles Giancarlo, Chairman and CEO and Kevan Krysler, CFO
Pure Participants: Matt Kixmoeller, VP, Strategy and Sanjot Khurana, VP of Investor Relations

The presentations will be webcast live and archived on Pure’s Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition

Pure Storage has been named a Leader in the 2020 Gartner Magic Quadrant for Primary Storage Arrays.

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period outcomes, our continued momentum and growth potential, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, supply chain, financial results and the economy, our expectations regarding product and technology differentiation, including our new offerings, strategy and adoption of subscription services, growing customer adoption, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended January 31, 2021. All information provided in this release and in the attachments is as of May 26, 2021, and Pure undertakes no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, restructuring activities, and expenses directly related to the COVID-19 pandemic that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts
Sanjot Khurana -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Public Relations, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	First Quarter of Fiscal 2022	Fiscal 2021

Assets
Current assets:
Cash and cash equivalents	$300,808	$337,147
Marketable securities	933,376	916,388
Accounts receivable, net of allowance of $1,046 and $1,033	327,507	460,879
Inventory	49,287	46,733
Deferred commissions, current	55,212	57,183
Prepaid expenses and other current assets	117,880	89,836
Total current assets	1,784,070	1,908,166
Property and equipment, net	172,381	163,041
Operating lease right-of-use-assets	129,582	134,668
Deferred commissions, non-current	130,663	130,741
Intangible assets, net	72,351	76,648
Goodwill	358,736	358,736
Restricted cash	10,544	10,544
Other assets, non-current	39,611	36,896
Total assets	$2,697,938	$2,819,440
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$40,563	$67,530
Accrued compensation and benefits	84,322	160,817
Accrued expenses and other liabilities	52,823	61,754
Operating lease liabilities, current	33,886	32,231
Deferred revenue, current	458,705	438,321
Total current liabilities	670,299	760,653
Long-term debt	763,064	755,814
Operating lease liabilities, non-current	114,304	120,361
Deferred revenue, non-current	407,455	405,376
Other liabilities, non-current	27,343	27,230
Total liabilities	1,982,465	2,069,434
Stockholders’ equity:
Common stock and additional paid-in capital	2,359,923	2,307,608
Accumulated other comprehensive income	4,768	7,410
Accumulated deficit	(1,649,218)	(1,565,012)
Total stockholders' equity	715,473	750,006
Total liabilities and stockholders' equity	$2,697,938	$2,819,440

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	First Quarter of Fiscal
	2022	2021

Revenue:
Product	$249,888	$246,939
Subscription services	162,819	120,180
Total revenue	412,707	367,119
Cost of revenue:
Product (1)	79,064	69,285
Subscription services(1)	51,777	41,009
Total cost of revenue	130,841	110,294
Gross profit	281,866	256,825
Operating expenses:
Research and development (1)	131,381	112,446
Sales and marketing (1)	183,496	173,433
General and administrative (1)	43,146	41,125
Restructuring and other (2)	—	14,702
Total operating expenses	358,023	341,706
Loss from operations	(76,157)	(84,881)
Other income (expense), net	(4,727)	(3,416)
Loss before provision for income taxes	(80,884)	(88,297)
Income tax provision	3,322	2,297
Net loss	$(84,206)	$(90,594)

Net loss per share attributable to common stockholders, basic and diluted	$(0.30)	$(0.34)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	280,331	262,935

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$1,347	$996
Cost of revenue -- subscription services	4,406	3,392
Research and development	30,421	28,711
Sales and marketing	16,808	16,272
General and administrative	8,352	9,323
Total stock-based compensation expense	$61,334	$58,694

(2) Includes expenses related to restructuring and incremental expenses directly related to COVID-19

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	First Quarter of Fiscal
	2022	2021

Cash flows from operating activities
Net loss	$(84,206)	$(90,594)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	18,826	15,133
Amortization of debt discount and debt issuance costs	7,403	6,936
Stock-based compensation expense	61,334	58,694
Other	2,621	1,705
Changes in operating assets and liabilities:
Accounts receivable, net	133,380	109,441
Inventory	(3,508)	(1,370)
Deferred commissions	2,049	(3,159)
Prepaid expenses and other assets	(30,407)	(6,298)
Operating lease right-of-use assets	7,581	6,706
Accounts payable	(24,354)	(14,294)
Accrued compensation and other liabilities	(84,837)	(49,643)
Operating lease liabilities	(6,897)	(6,926)
Deferred revenue	22,463	8,772
Net cash provided by operating activities	21,448	35,103
Cash flows from investing activities
Purchases of property and equipment	(27,829)	(23,782)
Purchases of marketable securities	(171,563)	(98,161)
Sales of marketable securities	85,537	17,657
Maturities of marketable securities	65,740	95,375
Net cash used in investing activities	(48,115)	(8,911)
Cash flows from financing activities
Net proceeds from exercise of stock options	8,016	9,275
Proceeds from issuance of common stock under employee stock purchase plan	17,726	16,021
Proceeds from borrowings	—	4,950
Repayments of borrowings	(344)	—
Tax withholding on vesting of equity awards	(5,050)	(1,374)
Repurchases of common stock	(30,020)	(70,119)
Net cash used in financing activities	(9,672)	(41,247)
Net decrease in cash, cash equivalents and restricted cash	(36,339)	(15,055)
Cash, cash equivalents and restricted cash, beginning of period	347,691	377,922
Cash, cash equivalents and restricted cash, end of period	$311,352	$362,867

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	First Quarter of Fiscal 2022						First Quarter of Fiscal 2021
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$1,347	(c)					$996	(c)
			78	(d)					36	(d)
			—						438	(e)
			3,067	(f)					2,004	(f)
Gross profit --product	$170,824	68.4%	$4,492		$175,316	70.2%	$177,654	71.9%	$3,474		$181,128	73.3%

			$4,406	(c)					$3,392	(c)
			243	(d)					99	(d)
			—						190	(e)
			24	(g)					—
Gross profit -- subscription services	$111,042	68.2%	$4,673		$115,715	71.1%	$79,171	65.9%	$3,681		$82,852	68.9%

			$5,753	(c)					$4,388	(c)
			321	(d)					135	(d)
			—						628	(e)
			3,067	(f)					2,004	(f)
			24	(g)					—
Total gross profit	$281,866	68.3%	$9,165		$291,031	70.5%	$256,825	70.0%	$7,155		$263,980	71.9%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses directly related to COVID-19 pandemic including hazard pay premiums.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	First Quarter of Fiscal 2022						First Quarter of Fiscal 2021
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$61,334	(c)					$58,694	(c)
			5,675	(d)					1,872	(d)
			3,791	(e)					1,623	(e)
			—						9,531	(f)
			—						5,799	(g)
			3,600	(h)					2,004	(h)
			2,043	(i)					—
Operating Income (loss)	$(76,157)	-18.5%	$76,443		$286	0.1%	$(84,881)	-23.1%	$79,523		$(5,358)	-1.5%

			$61,334	(c)					$58,694	(c)
			5,675	(d)					1,872	(d)
			3,791	(e)					1,623	(e)
			—						9,531	(f)
			—						5,799	(g)
			3,600	(h)					2,004	(h)
			2,043	(i)					—
			7,403	(j)					6,936	(j)
Net loss	$(84,206)		$83,846		$(360)		$(90,594)		$86,459		$(4,135)

Net loss per share -- basic and diluted	$(0.30)				$ (0.00)		$(0.34)				$(0.02)
Weighted-average shares used in per share calculation -- basic and diluted	280,331				280,331		262,935				262,935

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate expenses directly related to COVID-19 pandemic. These expenses included marketing commitments no longer deemed to have value and hazard pay premiums.
(g) To eliminate restructuring expenses resulting from workforce reduction in February 2020.
(h) To eliminate amortization expense of acquired intangible assets.
(i) To eliminate acquisition-related transaction and integration expenses.
(j) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	First Quarter of Fiscal
	2022	2021
Net cash provided by operating activities	$21,448	$35,103
Less: purchases of property and equipment	(27,829)	(23,782)
Free cash flow (non-GAAP)	$(6,381)	$11,321